SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): OCTOBER 1, 1999


                            JANEX INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                          COLORADO 33-8433-D 84-1034251
    (State of Incorporation) (Commission File No.) (I.R.S. Employer Id. No.)


                             2999 NORTH 44TH STREET
                                    SUITE 225
                           PHOENIX, ARIZONA 85018-7247
                    (Address of principal executive offices)


                                 (602) 808-8765
              (Registrant's telephone number, including area code)


                                      NONE
          (Former name or former address, if changed since last report

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

The Registrant announced on October 1, 1999 that Mr. Les Friedland resigned as Director of Janex International, Inc. effective September 26, 1999.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           JANEX INTERNATIONAL, INC.
                                           -------------------------
                                                  Registrant

Date: October 1, 1999                      By: /s/ Vincent W. Goett
                                               ---------------------------------
                                               Vincent W. Goett
                                               President
                                               Chief Executive Officer, Director

                                           By: /s/ Fred B. Gretsch
                                               ---------------------------------
                                               Frederick B. Gretsch, Sr.
                                               Chief Financial Officer
                                               Treasurer and Secretary, Director